UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2012

iShares® Diversified Alternatives Trust

(Exact name of registrant as specified in its charter)

New York	333-153099	26-4632352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o BlackRock Asset Management International Inc.

400 Howard Street

San Francisco, California 94105

Attn: BlackRock Institutional Trust Company, N.A.’s Product Management Team

Intermediary Investor and Exchange-Traded Products Department

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (415) 597-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Effective July 1, 2012, BlackRock Delaware Holdings, Inc. will replace its wholly-owned subsidiary, BlackRock Institutional Trust Company, N.A. as principal of BlackRock Fund Advisors and own 100% of the equity of BlackRock Fund Advisors.

BlackRock Delaware Holdings, Inc. will assume control of BlackRock Fund Advisors from BlackRock Institutional Trust Company, N.A. and, except as provided above, no changes will be made to the current directors and principals of BlackRock Fund Advisors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2012

iShares® Diversified Alternatives Trust (Registrant)

By:	iShares® Delaware Trust Sponsor LLC, the sponsor of the registrant

By:	BlackRock Asset Management International Inc., managing member

By:	/s/ Jack Gee
Name:	Jack Gee
Title:	Managing Director

By:	/s/ Raymund Santiago
Name:	Raymund Santiago
Title:	Director